UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2026

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

In this Current Report on Form 8-K, unless the context suggests otherwise, the term “Company” refers to Simmons First National Corporation and, where applicable, its direct and indirect subsidiaries, including Simmons Bank.

On September 1, 2026, the Company decided to close 26 Simmons Bank branches across its six-state footprint (“Branch Closures”). The Company’s decision was made as part of a broader review of the Company’s retail network strategy, and the Branch Closures are intended to align Simmons Bank’s branch network with evolving customer preferences while maintaining customer access, preserving service levels, and continuing to provide advice, guidance, and financial solutions through nearby branches and other banking channels. Management believes the Branch Closures can be completed with limited disruption to customers, as there is no significant geographic concentration among the affected locations. The Branch Closures are expected to affect approximately 100 associates. The Company anticipates retaining approximately 70% of the impacted associates through placement in other branch locations or alternative positions within the Company. The Branch Closures are expected to be effective on December 4, 2026.

In connection with the Branch Closures, the Company expects to incur aggregate pre-tax expenses in an estimated range of approximately $20 million to $23 million, comprised of the following estimates:

•	Severance and other personnel termination costs between approximately $0.2 million and $0.5 million,

•	Professional services fees between approximately $3 million and $3.5 million, and

•	Real estate write-downs and lease termination fees between approximately $17 million and $19 million.

Of those estimated expenses, between approximately $4 million and $5 million are expected to be cash-based expenditures. The Company expects to recognize substantially all of these expenses in the third quarter of 2026.

The estimates set forth herein and the timing thereof are subject to a number of assumptions, and actual outcomes may differ materially from what is expressed herein. In connection with the Branch Closures, the Company may incur charges or expenses not included in the above estimates due to unanticipated events or circumstances. See “Forward-Looking Statements” below.

Item 7.01	Regulation FD Disclosure.

During the Company’s July 16, 2026, earnings conference call, management discussed the Company’s focused efforts to improve operating performance and fund ongoing growth investments. During that call, management noted that, while the Company has realized meaningful expense discipline through a series of tactical actions over the past several years, it believes significant untapped potential remains. Management further indicated that the Company’s focus has increasingly shifted toward strategic initiatives designed to structurally transform the operating model by simplifying the organizational structure, streamlining processes, and enhancing the use of technology and automation throughout the business. In furtherance of these objectives, the Company has undertaken a series of actions intended to enhance the long-term outlook for profitability, growth and resiliency.

To date, these actions include (collectively, the “Initiatives”):

•	Operating model and organizational redesign and optimization initiatives;

•	Branch network strategy and optimization (including the Branch Closures); and

•	Other select operating efficiency and expense management improvements.

In connection with the Initiatives, the Company expects to incur during the third quarter of 2026 aggregate pre-tax expenses in an estimated range of $40 million to $45 million, which includes expenses related to the Branch Closures. Once fully implemented, the Initiatives are expected to positively impact annual pre-provision net revenue (“PPNR”) in an estimated range of approximately $37 million to $42 million, although the Company may reinvest a portion of the anticipated benefits into strategic growth initiatives. The timing, scope, and magnitude of any such reinvestments will depend on, among other things, market conditions, business opportunities, talent recruitment, and management’s ongoing assessment of capital allocation priorities.

The estimates set forth herein and the timing thereof are subject to a number of assumptions, and actual outcomes may differ materially from what is expressed herein. In connection with the Initiatives, the Company may incur charges or expenses not included in the above estimates due to unanticipated events or circumstances. See “Forward-Looking Statements” below.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “will,” “may,” “seek,” “target,” and similar expressions.

Examples of forward-looking statements include, among others, statements regarding the Company’s expense reduction initiatives; organizational optimization efforts; branch network rationalization; expected workforce impacts; anticipated retention of associates; expected annual PPNR impacts; anticipated charges and expenses; timing of the Branch Closures; anticipated technology and process improvements; potential reinvestment of savings into strategic growth initiatives; and the Company’s ability to achieve its long-term financial performance objectives.

Such forward-looking statements are based on management’s current beliefs, expectations, and assumptions and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially include, but are not limited to, the Company’s ability to successfully execute its strategic initiatives; employee retention and recruitment challenges; customer attrition associated with the Branch Closures or the Initiatives; changes in economic conditions; competitive pressures; regulatory developments; changes in interest rates; technology implementation risks; higher-than-expected restructuring costs; delays in realizing anticipated savings; the effectiveness of future growth investments; and other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) (including, among others, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which are available from the SEC on its website, www.sec.gov).

Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly any forward-looking statements, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ C. Daniel Hobbs
Date: September 3, 2026	C. Daniel Hobbs, Executive Vice President and Chief Financial Officer